                                                                      EXHIBIT 21



                          TECHNOLOGY SOLUTIONS COMPANY

                           SUBSIDIARIES OF THE COMPANY


The following are all the subsidiaries of the Registrant and are included in its audited consolidated financial statements filed with its Transition Report on Form 10-K for the transition period ended December 31, 1998.

                                                                     Place of
Subsidiary (Year Organized or Acquired)                           Incorporation
--------------------------------------------------------------------------------
TSC International Holding, Inc. (1990)                               Illinois
Technology Solutions Company de Mexico S.A. de C.V. (1995)            Mexico
TSC Europe, Inc. (1995)                                              Delaware
TSC Europe (U.K.) Ltd (1996)                                         England
Technology Solutions Canada (TSC) Ltd. (1996)                         Canada
TSC Europe (Deutschland) GmbH (1996)                                 Germany
TSC South America, Inc. (1996)                                       Delaware
TSC Colombia, Inc. (1996)                                            Delaware
TSC Latin America, Inc. (1996)                                       Delaware
TSC Colombia S.A. (1996)                                             Colombia
Goalsetters, Inc. (1996)                                             Delaware
OrTech Solutions Company (1996)                                      Delaware
TSC Asia, Inc. (1997)                                                Delaware
Technology Solutions Company Brasil LTDA (1997)                       Brazil
Geising International, Ltd. (1997)                                   New York
HRM Resources, Inc. (1997)                                           New York
TSC Europe (Switzerland) Ltd (1997)                                Switzerland
TSC Europe (France) SARL (1997)                                       France
Go Source, Inc. (1997)                                               Delaware
TSC Australia Pty. Ltd. (1998)                                      Australia
TSC Europe GmbH (1998)                                             Switzerland



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